SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2003

THE WASHINGTON POST COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-6714	53-0182885

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1150 15th Street, N.W.     Washington, D.C.     20071

                (Address of principal executive offices)                         (Zip Code)

(202) 334-6000

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits

(c)    Exhibits

99.1 The Washington Post Company Earnings Press Release dated July 31, 2003

Item 12.    Results of Operations and Financial Condition

On July 31, 2003, The Washington Post Company issued a press release announcing the Company’s earnings for the quarter ended June 29, 2003. A copy of this press release is furnished with this report as an exhibit to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Washington Post Company (Registrant)

Date July 31, 2003	/s/ JOHN B. MORSE, JR.

John B. Morse, Jr. Vice President—Finance (Principal Financial Officer)

Exhibit Index

Exhibit	99.1 The Washington Post Company Earnings Release dated July 31, 2003.